Exhibit 10.8

CONSENT AND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS CONSENT AND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 22nd day of May 2012, by and between Silicon Valley Bank (“Bank”) and The Rubicon Project, Inc., a Delaware corporation (“Rubicon”), Sitescout Corporation, a Washington corporation, Fox Audience Network, Inc., a Delaware corporation and Strategic Data Corp., a Delaware corporation (jointly and severally, the “Borrower”) whose address is 1925 S. Bundy Drive, Los Angeles, CA 90025.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 27, 2011 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has advised Bank that Rubicon intends to acquire all of the outstanding capital stock of MobSmith, Inc. (the “Acquisition”) pursuant to that certain Agreement and Plan of Merger dated May 22, 2012 (the “Merger Agreement”) by and among Rubicon, MobSmith, Inc., a Delaware corporation (the “Company”), TRP Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Rubicon (the “Merger Sub”) and various other parties identified in the Merger Agreement in exchange for the purchase price of up to $2,500,000 cash and up to 800,000 shares of common stock of Rubicon. Pursuant to the terms of the Merger Agreement, at the effective time of the Acquisition, the Company will be merged with and into Merger Sub, with Merger Sub as the surviving entity (the “Surviving Corporation”). Surviving Corporation will subsequently change its name to MobSmith, Inc. and will continue to be a wholly-owned subsidiary of Rubicon. Rubicon is prohibited from entering into the Merger Agreement and the Acquisition absent compliance with Section 7 of the Loan Agreement.

D. Borrower has requested that Bank consent to the Merger Agreement and the Acquisition and amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Consent. Bank hereby consents to Rubicon entering into the Merger Agreement and the Acquisition on the terms previously disclosed to Bank in writing provided that upon and after the effectiveness of the Acquisition, no Advances will be made to the Surviving Corporation and no assets of Borrower (including any Collateral) may be transferred to the Surviving Corporation without the prior written consent of Bank until such time as all of the following have occurred:

(a) Surviving Corporation becomes a co-Borrower under the Loan Agreement,

(b) Surviving Corporation has granted Bank a first-priority security interest in the assets of Surviving Corporation, and Bank has received such evidence as it deems necessary to confirm the same, and

(c) Surviving Corporation has executed all such documents required by Bank in conjunction therewith (including, without limitation, a Cross-Corporate Guaranty).

2.2 Waiver of Requirement to Deliver FYE 2010 Audited Financial Statements. Borrower’s requirement to provide Bank with audited consolidated financial statements pursuant to Section 6.2(f) of the Loan Agreement with respect to Borrower’s fiscal year ending December 31, 2010 is hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

2.3 Extension Regarding Delivery of FYE 2011 Audited Financial Statements. Borrower’s requirement to provide Bank with audited consolidated financial statements pursuant to Section 6.2(f) of the Loan Agreement with respect to Borrower’s fiscal year ending December 31, 2011 within 180 days following the end of Borrower’s fiscal year is hereby extended to August 15, 2012.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		The Rubicon Project, Inc.

By:	/s/ Victor Le	By:	/s/ Seizo Welch

Name:	Victor Le	Name:	SEIZO WELCH

Title:	Relationship Manager	Title:	SVP FINANCE

BORROWER

Fox Audience Network, Inc.

		By:	/s/ Seizo Welch

		Name:	SEIZO WELCH

		Title:	SVP FINANCE

BORROWER

Sitescout Corporation

		By:	/s/ Seizo Welch

		Name:	SEIZO WELCH

		Title:	SVP FINANCE

BORROWER

Strategic Data Corp.

		By:	/s/ Seizo Welch

		Name:	SEIZO WELCH

		Title:	SVP FINANCE